File No.  811-08949

 As filed with the Securities and Exchange Commission on November 13, 1998


                  U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-2

      |X|   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
            ACT OF 1940


                            BGT SUBSIDIARY INC.
             (Exact Name of Registrant as Specified in Charter)

                              345 PARK AVENUE
                          NEW YORK, NEW YORK 10154
            (Address of Principal Executive Offices) (Zip Code)

                               (212) 754-5560
            (Registrant's Telephone Number, including Area Code)


                      RALPH L. SCHLOSSTEIN, PRESIDENT
                            BGT SUBSIDIARY INC.
                              345 PARK AVENUE
                          NEW YORK, NEW YORK 10154
                  (Name and Address of Agent for Service)

                              ---------------

                                 Copies to:
                           RICHARD T. PRINS, ESQ.
                  SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                              919 THIRD AVENUE
                          NEW YORK, NEW YORK 10022

                              ---------------




                            BGT SUBSIDIARY INC.

                                  FORM N-2
                           CROSS REFERENCE SHEET


  Part A
  Item No.                 Caption                  Prospectus Caption
  --------                 -------                  ------------------
     1.     Cover Page............................. Not Applicable
     2.     Inside Front and Outside Back
            Cover Page............................. Not Applicable
     3.     Fee Table and Synopsis................. Fee Table and Synopsis;
                                                    Expense Information
     4.     Financial Highlights................... Not Applicable
     5.     Plan of Distribution................... Not Applicable
     6.     Selling Shareholders................... Not Applicable
     7.     Use of Proceeds........................ Not Applicable
     8.     General Description of the
            Registrant............................. General Description
                                                    of the Registrant;
                                                    General; Investment
                                                    Objectives and Policies;
                                                    Risk Factors
     9.     Management............................. Management; General
                                                    Description of the
                                                    Registrant; General
     10.    Capital Stock, Long-Term Debt,
            and Other Securities................... Capital Stock, Long-Term
                                                    Debt and Other
                                                    Securities; Capital
                                                    Stock; General
                                                    Description of the
                                                    Registrant; General;
                                                    Taxes; Outstanding
                                                    Securities;
     11.    Defaults and Arrears on Senior
            Securities............................. Not Applicable
     12.    Legal Proceedings...................... Not Applicable
     13.    Table of Contents of Statement
            of Additional Information.............. Not Applicable


  Part B                                           Statement of Additional
  Item No.                                         Information Caption
  --------                                         -----------------------
     14.    Cover Page............................ Not Applicable
     15.    Table of Contents..................... Not Applicable
     16.    General Information and
            History............................... General Description
                                                   of the Registrant;
                                                   General
     17.    Investment Objective and
            Policies.............................. Not Applicable
     18.    Management............................ Management
     19.    Control Persons and Principal
            Holders of Securities................. Control Persons
     20.    Investment Advisory and Other
            Services.............................. Management
     21.    Brokerage Allocation and Other
            Practices............................. Not Applicable
     22.    Tax Status............................ Tax Status; Taxation
                                                   of the Fund
     23.    Financial Statements.................. Not Applicable

Part C
Item No.
--------
Information required to be included in Part C is set forth, under the appropriate item so numbered, in Part C of this registration statement.




                                   PART A

ITEM 1.  COVER PAGE

      Not Applicable.

ITEM 2.  INSIDE FRONT AND OUTSIDE BACK COVER PAGE

      Not Applicable.

ITEM 3.  FEE TABLE AND SYNOPSIS

      1.  Expense Information

      Annual Expenses

         Management Fees........................................      .45%
         Interest Payments on Borrowed Funds....................     2.32%
         Other Expenses.........................................      .28%
         Total Annual Expenses..................................     3.05%


          Example                    1 year   3 years    5 years    10 years
----------------------------------------------------------------------------
You would pay the following
expenses on a $1,000 investment,
assuming a 5% annual return:         $31.26   $106.05    $188.51    $433.57


The purpose of the preceding table is to assist the investor in understanding the various costs and expenses that an investor in BGT Subsidiary Inc. (the "Fund") will bear directly or indirectly.

"Other Expenses" are based on estimated amounts for the current fiscal year. The example above should not be considered a representation of future expenses, which may be higher or lower.

      2.  Not Applicable.

      3.  Not Applicable.

ITEM 4.  FINANCIAL HIGHLIGHTS

      Not Applicable.

ITEM 5.  PLAN OF DISTRIBUTION

      Not Applicable.

ITEM 6.  SELLING SHAREHOLDERS

      Not Applicable.

ITEM 7.  USE OF PROCEEDS

      Not Applicable.

ITEM 8.  GENERAL DESCRIPTION OF THE REGISTRANT

8.1. General. The Fund was incorporated under the laws of the State of Maryland on August 10, 1998, and is a diversified closed-end management investment company. The Fund was incorporated solely for the purpose of receiving all or a substantial portion of the assets of The BlackRock Strategic Term Trust Inc., incorporated under the laws of the State of Maryland on October 11, 1990 (the "BGT Trust").

8.2. Investment Objective and Policies. The Fund's investment objective is to manage a portfolio of investment grade fixed income securities while providing high monthly income to the BGT Trust. No assurance can be given that the Fund's investment objective will be achieved.

The Fund will seek to achieve high monthly income by investing primarily in Mortgage-Backed Securities and actively managing its assets in relation to market conditions, interest rate changes and the remaining term of the Fund. The Fund will preserve capital through active management of its portfolio of high quality securities and through its investments in Municipal Securities including Municipal Zero Coupon Securities. The Fund may also invest in various instruments designed to hedge interest rate risk and its effects on the market value of the Fund's securities investments.

All of the Fund's assets will be invested in securities that are (i) issued or guaranteed by the United States government or one of its agencies or instrumentalities, (ii) at least rated BBB- by Standard & Poor's Corporation ("S&P") or Baa3 by Moody's Investors Service, Inc. ("Moody's") at the time of investment or (iii) with respect to no more than 20% of the Fund's assets, determined by the Adviser to be of comparable credit quality at the time of investment to such rated securities. Such ratings reflect an assessment of credit risk and do not take into account potential changes in market value. Securities issued by the U.S. government or its agencies or instrumentalities or guaranteed thereby are generally considered to be of the same or higher credit quality as privately issued securities rated AAA by S&P or Aaa by Moody's.

The Fund may also invest its assets in other types of debt securities including those issued by non-U.S. issuers although the Fund currently expects that none of these types of securities, except Municipal Securities and Asset Backed Securities, will exceed 5% of its total assets at any time during the term of the Fund.

In order to maintain its tax status as a regulated investment company for U.S. federal income tax purposes, the Fund will be required to, and intends to, distribute to its shareholders substantially all of its net investment income each year. In addition, the Fund intends to distribute to its shareholders all or a portion of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, at least once annually.

The Adviser believes that it will be able to manage the Fund's assets without realizing capital losses which are not offset, for federal income tax purposes, by capital gains over the life of the Fund on the disposition of its other assets.

The Fund expects to use various investment techniques, including engaging in hedging transactions and short sales, selling covered call options to enhance income or reduce fluctuations in net asset value, investing in restricted or illiquid securities, making forward commitments, entering into repurchase agreements, reverse repurchase agreements, and mortgage dollar rolls, investing in Eurodollar instruments and lending its portfolio securities.

Under current market conditions, the Fund intends to borrow an amount equal to approximately 30% of its total assets although its investment restrictions permit such borrowings in amounts up to 33 1/3% of its total assets (including the amount borrowed). The Fund will only borrow when the Adviser believes that such borrowings will benefit the Fund. Borrowing by the Fund creates an opportunity for increased income, but, at the same time, creates special risks.

For purposes of both the foregoing and Item 8.3:

(a) "Mortgage-Backed Securities" are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including pass-through securities, such as Ginnie Mae, Fannie Mae and Freddie Mac Certificates and collateralized mortgage obligations ("CMOs"). The yield and credit characteristics of Mortgage-Backed Securities differ in a number of respects from Corporate Debt Securities and other traditional debt securities.

(b) "CMO Residuals" are securities issued in connection with CMOs that generally represent the excess cash flow from the Mortgage Assets underlying such CMO after payment of principal and interest on the other CMO securities and related administrative expenses. CMO residuals may be issued as either (i) debt obligations of the CMO issuer or (ii) equity interests in such issuer or the Mortgage Assets underlying the related CMO. The yield to maturity on these securities is highly sensitive to prepayments on the related underlying Mortgage Assets. In certain circumstances, the Fund may fail to recoup fully its initial investment in a CMO Residual. Under current market conditions, the Fund expects that it will invest approximately 20% of its assets in these securities and in no event will the Fund invest more than 40% of its assets in such securities.

(c) "Zero Coupon Securities" are debt obligations which do not entitle the holder to periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. There are currently two basic types of Zero Coupon Securities, those created by separating the interest and principal components of a previously issued interest-paying security and those originally issued in the form of a face amount only security paying no interest. Zero Coupon Securities of the United States government and certain of its agencies and instrumentalities, private corporate issuers and tax exempt issuers, including state and local governments and certain of their agencies and instrumentalities, are currently available. Some types of Zero Coupon Securities may be considered to be illiquid.

(d) "Other Municipal Securities" are debt securities other than Zero Coupon Securities issued by Municipal Issuers the income from which is generally exempt from federal taxation.

(e) "Asset-Backed Securities" have similar structural characteristics to Mortgage-Backed Securities. However, the underlying assets are not mortgage loans or interests in mortgage loans but include assets such as motor vehicle installment sales or installment loan contracts, leases or various types of real and personal property, and receivables from revolving credit (credit card) agreements.

(f) "Corporate Debt Securities" are securities which are issued by corporate entities and may or may not be secured by assets of such entities. They typically have fixed or variable interest rates and a fixed maturity, which may be subject to early redemption. Such securities provide for payment of interest and principal and have maturities ranging from one month to thirty years or more.

Investment Limitations. The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (defined in the Investment Company Act of 1940 (the "1940 Act") as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without stockholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. The Fund may not:

            (1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at time of purchase) in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof;

            (2) invest 25% or more of the value of its total assets in any one industry;

            (3) issue senior securities (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The Fund's obligations under interest rate swaps are not treated as senior securities;

            (4) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Fund's investment objectives and policies or the acquisition of securities subject to repurchase agreements;

            (5) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

            (6) purchase real estate or interests therein other than Mortgage-Backed Securities and similar instruments;

            (7) purchase or sell commodities or commodity contracts except for hedging purposes; or

            (8) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of securities does not exceed 25% of then outstanding securities of that class.

8.3 Risk Factors. Zero Coupon Securities. The market prices of Zero Coupon Securities including Municipal Zero Coupon Securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality which do pay periodic interest.

Yield Considerations. The yield characteristics of Mortgage-Backed Securities and Asset-Backed Securities differ from Corporate Debt Securities and other traditional debt securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of other economic, geographic, social and other factors. In general, changes in the rate of prepayments on a security will change the yield to maturity of the security.

The Fund expects that it will invest a portion of its assets in securities such as CMO Residuals and stripped Mortgage-Backed Securities that are highly sensitive to changes in prepayment and interest rates. Under certain interest rate or prepayment rate scenarios, the Fund may fail to fully recoup its investment in such securities notwithstanding that such securities may be rated AAA or Aaa. Under current market conditions, the Fund expects to invest approximately 20% of its assets in CMO Residuals and under no circumstances will the Fund invest more than 40% of its assets in CMO Residuals. Under current market conditions, the Fund expects to invest approximately 10% of its assets in stripped Mortgage-Backed Securities.

As the result of usual prepayment patterns, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities and Asset-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. The Fund's income and dividends are expected to decline over the term of the Fund due to the anticipated shortening of the dollar-weighted average maturity of the Fund's assets over the term of the Fund.

Disposition of Assets. The Fund must distribute to its shareholders each year substantially all of its net investment income in order to continue to qualify as a regulated investment company for U.S. federal income tax purposes. The Fund intends to distribute to its shareholders all or a portion of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, at least once annually.

Illiquid Securities. The Fund may invest in securities that lack an established secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of securities and the price to be obtained, and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments. Illiquid securities in which the Fund may invest include, under current guidelines of the staff of the Securities and Exchange Commission (the "Commission"), stripped mortgage-backed, privately stripped U.S. Government, agency and municipal securities, CMO Residuals, interest rate swaps, certain hedging instruments and restricted securities of corporate and other issuers, including certain Corporate Debt Securities. The Fund expects that approximately 20% of its assets will be invested in CMO Residuals and approximately 15% of its assets will be invested in the remaining categories of illiquid securities, representing an anticipated total of 35% of the Fund's assets. In no event will the Fund invest more than 40% of its assets in CMO Residuals and the total of all such illiquid investments will not exceed 60% of the Fund's assets. Although the staff of the Commission currently categorizes these securities as illiquid, some of them trade in established secondary markets.

Borrowings. The Fund is authorized to borrow funds (including through reverse repurchase agreements) in amounts not exceeding 33 1/3% of its total assets (including the amount borrowed) and under current market conditions intends to borrow an amount equal to approximately 30% of its total assets. Borrowing by the Fund creates an opportunity for increased net income, but, at the same time, creates special risks. The Fund will only borrow when the Adviser believes that such borrowings will benefit the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowings had not been used. Conversely, if the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, and therefore the amount available for distribution to stockholders as dividends will be reduced. The Fund may also borrow up to an additional 5% of its total assets for temporary purposes without regard to the foregoing limitation.

Non-U.S. Securities. The Fund may invest less than 10% of its total assets in debt securities, including Corporate Debt Securities, of non-U.S. issuers although under current market conditions the Fund does not expect to purchase any non-U.S. securities. Investing in non-U.S. securities involves certain special risks.

The rating of a corporate debt security may change over time, as S&P and Moody's monitor and evaluate the ratings assigned to corporate debt securities on an ongoing basis. As a result, corporate debt securities held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the time that they are owned by the Fund. If a security owned by such Fund is downgraded below either BBB- by S&P or Baa3 by Moody's, the Adviser will monitor such security and determine whether to sell it based on the factors it considers relevant such as remaining terms of such Fund, size of the investment, whether a loss or gain will result, relative risk to such Fund, depth of the trading market or any other relevant factors.

Other Investment Techniques. The Fund may use various other investment techniques that also involve special considerations including engaging in hedging transactions and short sales, selling covered call options, making forward commitments, entering into repurchase agreements, reverse repurchase agreements, and mortgage dollar rolls, investing in Eurodollar instruments, and lending its portfolio securities.

Market Price of Shares. The shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset values but may trade at a premium. The Fund cannot predict whether its shares will trade at, above or below net asset value. This market price risk may be greater for investors who intend to sell their shares in a relatively short period after completion of the public offering. The Fund is permitted to engage in share repurchases or make tender offers for a portion of the shares in an effort to reduce any market value discount that may exist. There are special risks associated with such activities.

The market value of the Fund's assets will fluctuate with changes in prevailing interest rates. To the extent the various hedging techniques and active portfolio management employed by the Fund do not offset these changes, the net asset value of the Fund's shares will also fluctuate in relation to interest rate changes. It is anticipated that a substantial portion of the Fund's portfolio will consist of debt securities, the value of which varies inversely with changes in prevailing interest rates. The various hedging techniques employed by the Fund, the term of the Fund and the different characteristics of particular securities in which the Fund may invest make it very difficult to predict the impact of interest rate changes on either the net asset value or the market price of the shares.

Shares Unsecured. Although certain portfolio securities purchased by the Fund are collateralized by, or represent ownership interests in, specific assets, the shares themselves are not so secured.

Antitakeover Provisions. Certain antitakeover provisions will make a change in the Fund's business or management more difficult without the approval of the Fund's board of directors and may have the effect of depriving stockholders of an opportunity to sell their shares at a premium above the prevailing market price.

ITEM 9.  MANAGEMENT

      1.    General.

      (a) Board of Directors. The Directors set broad policies for the Fund and choose its officers. The Adviser manages the day-to-day operations of the Fund and supplies officers to the Fund for this purpose. The number of directors of the Fund shall initially be nine (9). The Directors shall consist at all times of no less than two (2) Directors, unless the Fund has three (3) or more stockholders during which time the number of Directors shall never be less than three (3). No more than 60% of the Directors are "interested persons" of the Fund, as defined in the 1940 Act.

      (b) Investment Adviser. The Adviser, BlackRock Financial Management, Inc., is located at 345 Park Avenue, New York, New York 10154. The Adviser currently serves as the investment advisor to institutional and individual fixed income investors in the U.S. and overseas through a number of funds and separately managed accounts with combined total assets in excess of $120 billion.

Pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), the Fund has retained the Adviser to manage the investment of its assets, to provide such investment research, advice and supervision, in conformity with its investment objective and policies, as may be necessary for the operations of the Fund. The Advisory Agreement was approved by the Directors on August 13, 1998 and by the Fund's sole shareholder on November 11, 1998.

As compensation for its services rendered to the Fund, the Adviser will receive a Management Fee directly from the BGT Trust.

      (c) Portfolio Management. The Fund's portfolio manager will be BlackRock Financial Management, Inc.

      (d) Administration Agreement. Under the Administration Agreement with the Fund, Morgan Stanley Dean Witter Advisers Inc., Two World Trade Center, New York, New York, 10048, administers the Fund's corporate affairs subject to the supervision of the Directors and furnishes the Fund with office facilities and ordinary clerical and bookkeeping services.

      (e) Custodian. State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110 will serve as custodian for the Fund's portfolio securities and cash, and in such capacity, maintains certain financial and accounting books and records pursuant to agreements with the Fund. The Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions.

      (f) Expenses. The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement, and the expense of services rendered by any employee of the Adviser in such employee's capacity as a Director or officer of the Fund.

ITEM 10.  CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES

      1. Capital Stock. The Fund is authorized to issue up to 200 million shares of capital stock of all classes, all of which have a par value of one cent ($.01) per share. The shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. Shareholders of the Fund have cumulative voting rights on the election of Directors and are entitled to one vote per share on all other matters subject to shareholder approval. When issued against payment therefor, the shares will be fully paid and non-assessable. No person has any liability for liabilities of the Fund by reason of owning shares.

      2.  Long Term Debt.  None.

      3.  General.  None.

      4. Taxes. The Fund intends to elect to be, and to qualify to be treated as, a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). For each taxable year that the Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and net capital gain that it distributes to its shareholders.

Distributions of the Fund's investment company taxable income generally are taxable to shareholders as ordinary income. Distributions of the Fund's net capital gain, when designated as such, are taxable to shareholders as long-term capital gain, regardless of how long such shareholders have held their shares in the Fund. Distributions by the Fund to its shareholders in any year that exceed the Fund's earnings and profits generally may be applied by each shareholder against his or her basis for the shares of the Fund and will be taxable at capital gains rates (assuming the shares are held as capital assets) to any shareholder only to the extent the distributions to the shareholder exceed the shareholder's basis for his or her shares in the Fund. The Fund may retain for investment its net capital gain. However, if the Fund does so, it will be subject to a tax of 35% on the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to shareholders, who (i) will be required to include in income for tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities, and (iii) will increase the tax basis of their shares in the Fund by an amount equal to the difference between the amount of undistributed capital gain included in their gross income and the tax deemed paid by such shareholders.

The Fund will notify shareholders following the end of each calendar year of the amounts of ordinary income and capital gain distributions paid (or deemed paid) that year and undistributed capital gain designated for that year.

Any distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been paid by the Fund and received by the shareholders on December 31st if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31st falls.

An investor should be aware that, if shares are purchased shortly before the record date for any distribution, the investor will pay full price for the shares and will receive some portion of the purchase price back as a taxable distribution.

Upon the sale or exchange of shares of the Fund, a shareholder generally will recognize a taxable gain or loss equal to the difference between his or her adjusted basis for the shares and the amount received. Any such gain or loss will be treated as a capital gain or loss if the shares constitute capital assets in the shareholder's hands and will be long-term capital gain or loss if the shares have been held for more than one year. Any loss recognized on a sale or exchange of shares that were held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any capital gain distributions previously received (or deemed to be received) thereon. A loss realized on a sale or exchange of shares will be disallowed to the extent those shares are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are generally (i) the same as ordinary income tax rates for capital assets held for one year or less and
(ii) 20% for capital assets held for more than one year. The maximum net capital gain tax rate for corporations is 35%. These tax rates will apply to distributions of net capital gain by the Fund (including undistributed net capital gain designated as such by the Fund) as well as to sales and exchanges of shares in the Fund.

The foregoing is only a brief summary of some of the material U.S. federal income tax considerations generally relating to an investment in the Fund. It is based upon the Code, applicable Treasury regulations and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof and which are subject to change, possibly with retroactive effect. This summary is directed to investors who are U.S. persons (as determined for U.S. federal income tax purposes) and does not purport to discuss all of the income tax consequences applicable to the Fund or to all categories of investors, some of whom may be subject to special rules (including dealers in securities, insurance companies, non-U.S. persons and tax-exempt entities). Investors are urged to consult their tax advisers regarding the specific U.S. federal income tax consequences of an investment in the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

      5.  Outstanding Securities.

                                                          Amount Outstanding
                                      Amount Held by     Exclusive of Amount
                      Amount        Registrant or for        Shown Under
Title of Class      Authorized         its Account         Previous Column
--------------      ----------      -----------------    -------------------
Voting Shares    200 million shares        None            57,510,639 shares


      6.  Securities Ratings.

                  None.

ITEM 11.  DEFAULTS AND ARREARS ON SENIOR SECURITIES

      1.  None.

      2.  None.

ITEM 12.  LEGAL PROCEEDINGS

      None.

ITEM 13.  TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

      Not Applicable.



                                   PART B

ITEM 14.  COVER PAGE

      Not Applicable.

ITEM 15.  TABLE OF CONTENTS

      Not Applicable.

ITEM 16.  GENERAL INFORMATION AND HISTORY

      The Fund has no history. See Item 8 - General Description of the Registrant, for general information.

ITEM 17.  INVESTMENT OBJECTIVES AND POLICIES

Additional detail on the BGT Trust's investment objectives and policies is provided in its Registration Statement filed with the SEC on October 12, 1990.

ITEM 18.  MANAGEMENT

The following individuals are the officers and Directors of the Fund. A brief statement of their present positions and principal occupations during the past five years is also provided.

                             Position(s) Held       Principal Occupation(s)
Name and Business Address    with Registrant        During Past Five Years
-------------------------    ----------------       -----------------------
Andrew F. Brimmer            Director               President of Brimmer &
4400 MacArthur Blvd.,                               Company, Inc. a
N.W. Suite 302                                      Washington, D.C.-based
Washington, D.C. 20007                              economic and financial
Age:  71                                            consulting firm. Formerly
                                                    member of the Board of
                                                    Governors of the Federal
                                                    Reserve System. Director
                                                    of Airborne Express, Borg
                                                    Warner Automotive, Carr
                                                    America Realty
                                                    Corporation, E.I. du Pont
                                                    de Nemours & Company and
                                                    Navistar International
                                                    Corporation (truck
                                                    manufacturing).

Richard E. Cavanagh          Director               President and Chief
845 Third Avenue                                    Executive Officer of The
New York, NY  10022                                 Conference Board, Inc.,
Age:  51                                            a leading global business
                                                    membership organization.
                                                    Former Executive Dean of
                                                    the John F. Kennedy
                                                    School of Government at
                                                    Harvard University from
                                                    1988-1995. Acting
                                                    Director, Harvard Center
                                                    for Business and
                                                    Government (1991-1993).
                                                    Formerly Partner
                                                    (principal) of McKinsey &
                                                    Company, Inc. (1980-1988).
                                                    Former Executive Director
                                                    of Federal Cash
                                                    Management, White House
                                                    Office of Management and
                                                    Budget (1977-1979).
                                                    Co-author, The Winning
                                                    Performance (best selling
                                                    management book published
                                                    in 13 national editions.)
                                                    Trustee, Wesleyan
                                                    University and Drucker
                                                    Foundation. Director of
                                                    Olin Corp. (chemicals and
                                                    metals), Fremont Group
                                                    (investments) and LCI
                                                    International
                                                    (telecommunication).

Kent Dixon                   Director               Consultant/Investor.
9495 Blind Pass Road                                Former President and
Unit #602                                           Chief Executive Officer
St. Petersburg, FL  33706                           of Empire Federal Savings
Age:  60                                            Bank of America and Banc
                                                    PLUS Savings Association.
                                                    Former Chairman of the
                                                    Board, President and
                                                    Chief Executive Officer
                                                    of Northeast Savings.
                                                    Former Director of ISFA
                                                    (the owner of INVEST, a
                                                    national securities
                                                    brokerage service
                                                    designed for banks and
                                                    thrift institutions).

Frank J. Fabozzi             Director               Consultant. Editor of The
858 Tower View Circle                               Journal of Portfolio
New Hope, PA  18938                                 Management and Adjunct
Age:  49                                            Professor of Finance at
                                                    the School of Management
                                                    at Yale University.
                                                    Director, Guardian Mutual
                                                    Funds Group. Author and
                                                    editor of several books
                                                    on fixed income portfolio
                                                    management. Visiting
                                                    Professor of Finance and
                                                    Accounting at the Sloan
                                                    School of Management,
                                                    Massachusetts Institute
                                                    of Technology from 1986
                                                    to August 1992.

Laurence D. Fink* **         Director and           Chairman and Chief
Age:  45                     Chairman of the        Executive Officer of the
                             Board                  Adviser.  Formerly a
                                                    Managing Director of The
                                                    First Boston Corporation,
                                                    member of its Management
                                                    Committee, co-head of its
                                                    Taxable Fixed Income
                                                    Division, and head of its
                                                    Mortgage and Real Estate
                                                    Products Group. Chairman
                                                    of the Board of each of
                                                    the BlackRock Trusts.
                                                    Trustee of New York
                                                    University Medical
                                                    Center, Dwight-Englewood
                                                    School and National
                                                    Outdoor Leadership School
                                                    and Phoenix House. A
                                                    Director of VIMRx
                                                    Pharmaceuticals, Inc. and
                                                    Innovir Laboratories,
                                                    Inc.

James Grosfeld               Director               Consultant/Investor.
20500 Civic Center Drive                            Director of BlackRock Fund
Suite 3000                                          Investors I, BlackRock
Southfield, MI  48076                               Fund Investors II,
Age:  60                                            BlackRock Fund Investors
                                                    III and BlackRock Asset
                                                    Investors. Formerly
                                                    Chairman of the Board and
                                                    Chief Executive Officer
                                                    of Pulte Corporation
                                                    (homebuilding and
                                                    mortgage banking and
                                                    finance) (May 1974-April
                                                    1990).

James Clayburn LaForce,      Director               Dean Emeritus of The John
  Jr.                                               E. Anderson Graduate
P.O. Box 1595                                       School of Management,
Pauma Valley, CA  92061                             University of California
Age:  69                                            since July 1, 1993.
                                                    Director of Eli Lilly
                                                    and Company
                                                    (pharmaceuticals),
                                                    Imperial Credit
                                                    Industries (mortgage
                                                    banking), Jacobs
                                                    Engineering Group, Inc.,
                                                    Rockwell International
                                                    Corporation, Payden &
                                                    Rygel Investment Trust
                                                    (mutual fund), Provident
                                                    Investment Counsel Funds
                                                    (investment companies),
                                                    Timken Company (roller
                                                    bearing and steel), Motor
                                                    Cargo Industries
                                                    (transportation). Acting
                                                    Dean of the School of
                                                    Business, Hong Kong
                                                    University of Science and
                                                    Technology 1990-1993.
                                                    From 1978 to September
                                                    1993, Dean of The John E.
                                                    Anderson Graduate School
                                                    of Management, University
                                                    of California.

Walter F. Mondale                                   Partner, Dorsey & Whitney,
220 South Sixth Street                              a law firm (December 1996-,
Minneapolis, MN  55402                              September 1987-August
Age:  70                                            1993).  Formerly, U.S.
                                                    Ambassador to Japan (1993
                                                    -1996). Formerly Vice
                                                    President of the United
                                                    States, U.S. Senator and
                                                    Attorney General of the
                                                    State of Minnesota. 1984
                                                    Democratic Nominee for
                                                    President of the United
                                                    States.

Ralph L. Schlosstein* **     Director and           President of the Adviser.
Age:  47                     President              Formerly a Managing
                                                    Director of Lehman
                                                    Brothers, Inc. and
                                                    co-head of its Mortgage
                                                    and Savings Institutional
                                                    Group. President of each
                                                    of the BlackRock Trusts.
                                                    Trustee of Denison
                                                    University and New
                                                    Visions for Public
                                                    Education in New York
                                                    City. A Director of the
                                                    Pulte Corporation and a
                                                    member of the Visiting
                                                    Board of Overseers of the
                                                    John F. Kennedy School of
                                                    Government at Harvard
                                                    University.

Keith T. Anderson            Vice President         Managing Director of the
Age:  38                                            Adviser. From February
                                                    1987 to April 1988, Vice
                                                    President at The First
                                                    Boston Corporation in the
                                                    Fixed Income Research
                                                    Department. Previously
                                                    Vice President and Senior
                                                    Portfolio Manager at
                                                    Criterion Investment
                                                    Management Company (now
                                                    Nicholas-Applegate).

Henry Gabbay                 Treasurer              Managing Director and
Age:  50                                            Chief Operating Officer
                                                    of the Adviser. From
                                                    September 1984 to
                                                    February 1989, Vice
                                                    President at The First
                                                    Boston Corporation.

Robert S. Kapito             Vice President         Managing Director and
Age:  41                                            Vice Chairman of the
                                                    Adviser. Formerly Vice
                                                    President at The First
                                                    Boston Corporation in the
                                                    Mortgage Products Group.

James Kong                   Assistant Treasurer    Managing Director of the
Age:  37                                            Adviser. From April 1987
                                                    to April 1989, Assistant
                                                    Vice President at The
                                                    First Boston Corporation
                                                    in the CMO/ABO
                                                    Administration
                                                    Department. Previously
                                                    affiliated with Deloitte,
                                                    Haskins & Sells (now
                                                    Deloitte & Touche LLP).

Karen H. Sabath              Secretary              Managing Director of the
Age:  32                                            Adviser. From June 1986
                                                    to July 1988, Associate
                                                    at The First Boston
                                                    Corporation in the
                                                    Mortgage Finance
                                                    Department. From August
                                                    1988 to December 1992
                                                    Associate, Vice President
                                                    of the Adviser.

Dennis Schaney               Vice President         Managing Director of the
Age:  41                                            Adviser and Head of High
                                                    Yield Team. From June
                                                    1989 to February 1998,
                                                    Managing Director at
                                                    Merrill Lynch in the
                                                    Global Fixed Income
                                                    Research and Economics
                                                    Department.

Richard Shea, Esq.           Vice President/Tax     Director of the Adviser.
Age:  38                                            From December 1988 to
                                                    February 1993, Associate
                                                    Vice President and Tax
                                                    Counsel at Prudential
                                                    Securities, Inc. From
                                                    August 1984 to December
                                                    1988 Senior Tax
                                                    Specialist at Laventhol &
                                                    Horwath.

   *     Directors who are directors, officers or employees of the Adviser.
   **    Directors who may be deemed to be "interested persons" of the Fund.


Each Director (other than any Director who is a partner, director, officer or employee of the Adviser or any affiliate thereof or successor thereto) will receive no compensation for serving as Director of the Fund. Inasmuch as each Director is also a Director of BLK Subsidiary Inc., BAT Subsidiary Inc., the BGT Trust and the other investment companies in the BlackRock Fund complex, it is anticipated that the aggregate annual compensation to each Director for service to investment companies in the BlackRock fund complex will be approximately $160,000. Each Director is entitled to one vote on each matter requiring the Directors to take any action or consent to the taking of any action. In all cases in which a Director vote is required, only the vote of the Directors present (whether in person or by telephone) and eligible to vote with respect to such matter will be taken into consideration in determining whether consent has been given or withheld. On each matter on which Directors vote, each Director may give or withhold his or her vote as he or she deems appropriate in his or her sole discretion.

Messrs. Fink, Gabbay and Grosfeld also serve in the same capacity as a director and/or officer, as the case may be, of each of the other closed end investment companies in the BlackRock fund complex except that Mr. Schlosstein is also a director of each of such other investment companies. In addition, the Adviser serves as investment sub-advisor to The BlackRock Government Income Trust, the Dean Witter Premier Income Trust and the Smith Barney Shearson Adjustable Rate Government Income Fund, each of which are open-end management investment companies. The Adviser also acts as an advisor to BlackRock Institutional Trust, an open end investment company consisting of sixteen investment portfolios. Mr. Grosfeld additionally serves as a director and officer of such Trust.

ITEM 19.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      1. The BGT Trust, which has offices at 345 Park Avenue, New York, New York 10154, owns 100% of the voting shares of the Registrant. The BGT Trust was incorporated under the laws of the State of Maryland on October 11, 1990.

      2.  See Item 19.1.

      3.  None.

ITEM 20.  INVESTMENT ADVISORY AND OTHER SERVICES

    1-6.  See Item 9 - Management.

      7. Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281-1431. They will serve as independent auditors of the Fund and express an opinion on the financial statement based on the audit.

      8.  None.

ITEM 21.  BROKERAGE ALLOCATION AND OTHER PRACTICES

      1.  Not Applicable.

      2.  None.

      3.  Not Applicable.

      4.  None.

      5.  None.

ITEM 22.  TAX STATUS

The following discussion is based on the advice of Skadden, Arps, Slate, Meagher & Flom LLP and is based upon provisions of the Code, applicable Treasury regulations and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof and which are subject to change, possibly with retroactive effect. In addition, the following discussion is a general summary of certain of the material U.S. federal income tax considerations relating to the Fund and an investment in the shares of the Fund. This summary is directed to investors who are U.S. persons (as determined for U.S. federal income tax purposes) and does not purport to deal with all of the U.S. federal income tax consequences or any of the state or other tax considerations applicable to the Fund, or to all categories of investors, some of which may be subject to special rules (including dealers in securities, insurance companies, non-U.S. persons and tax-exempt entities). Investors should consult their own tax advisors regarding the U.S. federal, state, local, foreign and other tax consequences to them of investments in the Fund, including the effects of any changes, including proposed changes, in the tax laws.

Taxation of the Fund. The Fund and the Adviser intend to qualify the Fund as a Regulated Investment Company (a "RIC") under Subchapter M of the Code. For each taxable year the Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and net capital gain, if any, realized during any taxable year to the extent that the Fund distributes such income and capital gains to shareholders.

In order to qualify as a RIC, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of securities or certain other related income; (b) diversify its holdings so that at the end of each quarter of the Fund's taxable year (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund's assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuer`s which the Fund controls and which are engaged in the same or related trades or businesses; and (c) distribute to its shareholders at least 90% of its investment company taxable income. So long as the Fund qualifies as a RIC, the Fund will not be subject to U.S. federal tax on the income it distributes to its shareholders. However, the Fund would be subject to U.S. federal income tax (currently at a maximum federal tax rate of 35%) on any undistributed income other than tax-exempt income from municipal securities. If for any reason the Fund does not qualify as a RIC, the Fund will be taxable as an ordinary corporation which would have a material adverse effect on the Fund.

The Fund will be subject to a non-deductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31st of that year, plus certain other amounts. For these purposes, any such income retained by the Fund, and on which the Fund pays U.S. federal income tax, will be treated as having been distributed.

Nature of the Fund's Investments. Some of the investment practices that may be employed by the Fund will be subject to special provisions that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat as sold for their fair market value) or to accrue original issue discount, both of which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement and avoid imposition of the excise tax, described above. In order to satisfy the distribution requirement and avoid the excise tax, the Fund may be required to liquidate securities or borrow funds. The Fund intends to monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

The Fund may invest in debt-securities of non-U.S. issuers. Any income received by the Fund from such investments may be subject to income, withholding or other taxes imposed by foreign countries. Such taxes will not be deductible or creditable by shareholders of the Fund (but may be deductible by the Fund), and may be withheld at a higher rate than that which would be applicable if the underlying securities had been held directly by a shareholder. Tax conventions between certain countries and the United States may reduce or eliminate those taxes.

ITEM 23.  FINANCIAL STATEMENTS

      Not Applicable.



                                   PART C

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

      (1)   Not Applicable.

      (2)   (a)  Articles of Incorporation.

            (b)  By-Laws.

            (c)  None.

            (d)  None.

            (e)  None.

            (f)  None.

            (g)  Form of Investment Advisory Agreement.

            (h)  None.

            (i)  None.

            (j)  Form of Custodian Agreement.

            (k)  Form of Administration Agreement;

            (l)  Not Applicable.

            (m)  None.

            (n)  Not Applicable.

            (o)  Not Applicable.

            (p)  None.

            (q)  None.

            (r)  None.

            (p)  None.

            (q)  None.

            (r)  None.

ITEM 25.  MARKETING ARRANGEMENTS

      None.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

      Not Applicable.

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      The Fund does not control any person.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES OF THE FUND

            Title of Class            Number of Record Holders
            --------------            ------------------------
            Voting Shares                         1

ITEM 29.  INDEMNIFICATION

Under the Fund's By-laws, each officer and director of the Fund shall be indemnified by the Fund to the full extent permitted under the General Laws of the State of Maryland, including the advancing of expenses, except that such indemnity shall not protect any such person against any liability to the Fund or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Fund to indemnify such person must be based upon the reasonable determination of independent counsel or nonparty independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Further, pursuant to the Advisory Agreement, the Fund agrees to indemnify the Adviser and each of the Adviser's directors, officers, employees, agents, associates and controlling persons and the members, partners, directors, officers, employees and agents thereof (including any individual who serves at the Adviser's request as director, officer, partner, trustee or the like of another corporation) (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such indemnitee arising by reason of
(i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of the Fund.

Insofar as indemnification for liabilities under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to the Directors and officers, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the 1933 Act (other than for expenses incurred in a successful defense) is asserted against the Fund by the Directors or officers in connection with the shares, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Adviser, reference is made to the Adviser's current Form ADV filed under the Investment Advisors Act of 1940, as amended, incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

The accounts and records of the Fund are maintained in part at the office of the Adviser at 345 Park Avenue, New York, New York 10154, in part at the offices of the Custodian and the Administrator, State Street Bank & Trust Company, with offices at 225 Franklin Street, Boston, Massachusetts, 02110 and Prudential Investments Fund Management LLC, with offices at One Seaport Plaza, New York, New York 10292, respectively.

ITEM 32.  MANAGEMENT SERVICES

Except as described above in Item 9 - Management, the Fund is not a party to any management service related contract.

ITEM 33.  UNDERTAKINGS

      Not Applicable.



                                 SIGNATURES

            Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 11th day of November, 1998.

                                       BGT Subsidiary Inc.

                                    (Registrant)


                                    By  /s/ Ralph Schlosstein
                                       ----------------------
                                       Title: President




                  SCHEDULE OF EXHIBITS TO FORM N-2

 Exhibit                                                        Page
 Number                        Exhibit                         Number
 -------                       -------                         ------
Exhibit A         Articles of Incorporation......................
Exhibit B         By-Laws........................................
Exhibit C         None...........................................
Exhibit D         None...........................................
Exhibit E         None...........................................
Exhibit F         None...........................................
Exhibit G         Form of Investment Advisory Agreement..........
Exhibit H         None...........................................
Exhibit I         None...........................................
Exhibit J         Form of Custodian Agreement....................
Exhibit K         Form of Administration Agreement...............
Exhibit L         Not Applicable.................................
Exhibit M         None...........................................
Exhibit N         Not Applicable.................................
Exhibit O         Not Applicable.................................
Exhibit P         None...........................................
Exhibit Q         None...........................................
Exhibit R         None...........................................